SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2002

Zimmerman Sign Company
(Exact Name of Registrant as Specified in charter)

Texas (State or other jurisdiction of incorporation)	0-21737 (Commission File Number)	75-0864498 (IRS Employer Identification No.)

9846 Highway 31 East, Tyler, TX 75705
(Address of Principal Executive Office)

(903) 535-7400
(Registrant's telephone number, including area code)

Item 7. Exhibits

(c)

20.1      Audited Financial Statements of Zimmerman Sign Company as of December 31, 2001.

Item 9. Regulation FD Disclosure.

The registrant, in compliance with Regulation FD, is making a disclosure of its audited financial statements as of December 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMERMAN SIGN COMPANY

By:     /s/ Chris James
        Chris James
        Chief Financial Officer

Dated: December 20, 2002

Index to Exhibits

20.1     Audited Financial Statements of Zimmerman Sign Company as of December 31, 2001.